AMERICAN FAMILY COOKIES, INC.
                            (a Delaware Corporation)

                                 750,000 Shares

                           SELECTED DEALER'S AGREEMENT

         AMERICAN FAMILY COOKIES, INC. a Delaware corporation (the "Company"), invites your participation as a Selected Dealer ("Selected Dealer") in an offering of up to 750,000 Shares of its Common Stock, (the "Shares"). The
Company is offering the Shares pursuant to a registration statement (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"). This invitation is made by the Company only if the Shares may be lawfully offered by dealers in your state. The terms and conditions of this invitation are as follows:

         1. APPLICATION TO PARTICIPATE. If you desire to offer and sell any of the Shares, your application should reach us promptly by telephone or telegraph at American Family Cookies, Inc., 112 Wheeler Street, LaVergne, Tennessee, 33086 (telephone (615) 793-9800). You should sign and return to us the enclosed copy of this letter agreement, whereupon we shall use our best efforts to comply with your request. The Company reserves the right to accept, reject or modify subscriptions, in whole or in part, to make allotments, and to close the subscription book at any time, without notice. The Shares will be confirmed subject to the terms and conditions of this Agreement. The Shares are offered for delivery when, as and if accepted by the Company and subject to the terms stated herein and in the Prospectus filed as part the Registration Statement, as well as to the approval of counsel for the Company as to legal matters and to withdrawal, cancellation or modification, without notice.

         2. OFFERING TO PUBLIC. You agree to make a bona fide public offering of all Shares allotted to you, and you will not offer to sell any such Shares below the public offering price of $2.00 per Share before the termination of this Agreement.

         3. COMMISSIONS. All Selected Dealers will be allowed, on all Shares sold by them, a commission of eight (8%) percent of the total sales price or $0.16 per Share. Each Selected Dealer will, in connection with this participation, comply with the provisions of Section 24 of the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice and will not grant any concessions, discounts or any other allowances which are not permitted by those rules.

         4. SELECTED DEALER'S SALES. The Selected Dealer shall purchase the Shares for its customers only and all such purchases shall be made only upon orders received by the Selected Dealer from its customers. No Shares may be purchased for the account of the Selected Dealer or its principals. In all sales of the Shares hereunder, the Selected Dealer shall confirm as agent for a member of the public.

         5. DELIVERY OF FUNDS. The Selected Dealer shall promptly transmit to Continental Stock Transfer & Trust Company (the "Escrow Agent") no later than 12 noon of the day subsequent to the receipt of funds received form purchasers with a confirmation or a record of each sale which shall set forth the name, address, and social security number of each individual purchaser, the number of Shares purchased, and, if there is more than one registered owner, whether the certificate or certificates evidencing the securities comprising the Shares purchased are to be issued to the purchaser in joint tenancy or otherwise. Also, each Selected Dealer shall report, in writing, to the Company the number of persons in each such state who purchase the Shares from the Selected Dealer. Each sale may be rejected by the Company, and if rejected, the Escrow Agent will directly return funds to the rejected customer.

         6. PAYMENT FOR SALES. Payment for the Company's Shares shall accompany all confirmations and applications and shall be in clearing house funds. All checks and other orders for the payment of money shall be made payable to the Escrow Agent for deposit into an escrow account maintained at JP Morgan

Chase Bank (the "Escrow Account"). All subscribers' checks are to be made payable to "Continental Stock Transfer & Trust Company, as Escrow Agent." Shares sold by the Selected Dealer will be available for delivery at Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, New York 10004 unless other arrangements are made by the Company for delivery.

         7. DEPOSIT OF SALES PROCEEDS. The proceeds from the sale of all of the Shares sold in the offering (the "Offering Proceeds") will be deposited in the Escrow Account. In the event that Offering Proceeds in an amount of $1,200,000 have not been deposited and cleared within one hundred twenty (120) days from the effective date of the Registration Statement (unless extended for an additional thirty (30) days), the full amount paid will be refunded to the purchasers. No certificates evidencing the Shares will be issued unless and until Offering Proceeds in an amount of $1,200,000 have been cleared and such funds have been released and the proceeds thereof delivered to the Company. If Offering Proceeds in an amount of $1,200,000 are cleared within the time period provided above, all amounts so deposited will be delivered to the Company. No commissions will be paid by the Company or concessions allowed by the Company unless and until Offering Proceeds of $1,200,000 have been cleared and such funds have been released and the net proceeds thereof delivered to the Company.

         8. FAILURE OF ORDER. If an order is rejected or if a payment is received which proves insufficient, any compensation paid to the Selected Dealer shall be returned by the Selected Dealer in cash.

         9. CONDITIONS OF OFFERING. All sales will be subject to delivery by the Company of certificates evidencing the Shares.

         10. SELECTED DEALER'S UNDERTAKINGS. No person is authorized to make any representations concerning the Company's Shares except those contained in the Company's then current Prospectus. The Selected Dealer will not sell the Company's Shares pursuant to this Agreement unless the Prospectus is furnished to the purchaser at lease forty-eight (48) hours prior to the mailing of the confirmation of sale, or is sent to such persons under such circumstances that it would be received by him 48 hours prior to his receipt of a confirmation of the sale. The Selected Dealer agrees not to use any supplemental sales literature of any kind without prior written approval of the Company unless it is furnished by the Company for such purpose. In offering and selling the Company's Shares, the Selected Dealer will rely solely on the representations contained in the Company's then current Prospectus. Additional copies of the then current Prospectus will be supplied by the Company in reasonable quantities upon request.

         The Selected Dealer understands that during the ninety (90) business day period after the first date upon which the Company's Shares are bona fide offered to the public, all dealers effecting transactions in the Company's Shares may be required to deliver the Company's current Prospectus to any purchaser thereof prior to or concurrent with the receipt of the confirmation of sale. Additional copies of the then current Prospectus will be supplied by the Company in reasonable quantities upon request.

         11. REPRESENTATIONS AND AGREEMENTS OF SELECTED DEALERS. By accepting this Agreement, the Selected Dealer represents that either (a) it is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended; is qualified to act as a dealer in the states or other jurisdictions in which it offers the Company's Shares; is a member in good standing with the NASD, and will maintain such registrations, qualifications and memberships throughout the term of this Agreement or (b) is a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales in the United States, its territories or possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with NASD's interpretation with respect to free-riding and withholding.


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

Further, the Selected Dealer agrees to comply with all applicable Federal laws, the laws of the states of other jurisdictions concerned and the Rules and Regulations of the NASD, and in particular the Selected Dealer agrees that in connection with any purchase or sale of the Company's Shares wherein a selling concession, discount or other allowance is received or granted (i) that it will comply with the decisions of Section 24 of Article II of the NASD's Rules of Fair Practice or (2) if a non-NASD member, broker or dealer in a foreign country, it will also comply with the provisions of Sections 8 and 36 thereof as though it were a NASD member and with the provisions of Section 25 as such
Section 25 applies to a non-NASD member, broker or dealer in a foreign country. NASD members shall comply with Sections 8, 24, 25 and 36 of Article III of the NASD's Rules of Fair Practice. Further, the Selected Dealer agrees that it will not offer to sell the Company's Shares in any state or jurisdiction except the states in which it is licensed as a broker-dealer under the laws of such states. The Selected Dealer shall not be entitled to any compensation during any period in which it has been suspended or expelled from membership in the NASD.

         12. SELECTED DEALER'S EMPLOYEES. By accepting this Agreement, the Selected Dealer has assumed full responsibility for proper training and instruction of its representatives concerning the selling methods to be used in connection with the offer and sale of the Company's Shares, giving special emphasis to the principles of suitability and full disclosure to prospective investors and prohibitions against "free-riding and withholding."

         13. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Selected Dealer (including within the definition of Selected Dealer, each person, if any, who controls the Selected Dealer within the meaning of Section 15 of the Act or under any other statute or at common law and will reimburse the Selected Dealer and each such person specified above for any legal or other expenses (including the cost of any investigation and preparation) reasonably incurred by them or any of them in connection with any litigation or claim whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or in any Blue Sky application or omission to state therein a material fact required to be stated therein necessary to make the statements therein not misleading, all as of the date when the Registration Statement or such post-effective amendment, the filing of any such Blue Sky application as the case may be, becomes effective or any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or final prospectus (as amended or as supplemented thereto), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading; provided however, that the indemnity agreement contained in this paragraph 12 shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company nor shall it extend to any Selected Dealer or any person controlling the Selected Dealer in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon any such untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Selected Dealer on behalf of such Selected Dealer specifically for use in connection with the preparation of the Registration Statement, the Prospectus or any such amendment thereof or supplement thereto or Blue Sky application.

         14. SELECTED DEALER'S INDEMNIFICATION. The Selected Dealer agrees to indemnify and hold harmless the Company, each of the Company's officers and directors who signed the Registration Statement, and each person, if any, who controls the Company and within the meaning of Section 15 of the 33 Act, against any and all loss, liability, claim, damage and expense (a) described in the indemnity contained in paragraph 13 of this Agreement, but only with respect to untrue statements or omissions or alleged untrue statements or omissions, made in the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selected Dealer expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (b) based upon alleged misrepresentations or


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

omissions to state material facts in connection with statements made by the Selected Dealer or the Selected Dealer's salesmen orally or by other means; and the Selected Dealer will reimburse the Company, each of the Company's officers and directors who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act, for any legal or other expenses reasonably incurred in connection with the investigation of or the defending of any such action or claim.

         15. REQUIRED NOTICES AND CLAIMS. Each indemnified party is required to give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may otherwise have on account of the indemnification provisions hereof. Any indemnifying party may participate at its own expense in the defense of such action. If it so elects, within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties who are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying parties and shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         16. EXPENSES. No expenses will be charged to Selected Dealers. A single transfer tax, if any, on the sale of the Shares by the Selected Dealer to its customers will be paid when such Shares are delivered to the Selected Dealer for delivery to its customers.

         17. COMMUNICATIONS. All communications to the Company should be sent to the address shown in the first page of this Agreement. Any notice to the Selected Dealer shall be properly given if mailed or telephoned to the Selected Dealer at the address given below. This agreement shall be construed according to the laws of the State of New York.

         18. ASSIGNMENT AND TERMINATION. This Agreement may not be assigned by the Selected Dealer without the Company's written consent. This Agreement will terminate upon the termination of the offering of the Shares except that either party may terminate this Agreement at any time by giving written notice to the other.

         19. INCORPORATION BY REFERENCE. The Selected Dealer agrees that it is bound by the terms of the Escrow Agreement executed by the Company and the Escrow Agent.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Acceptance set forth below.

                        AMERICAN FAMILY COOKIES, INC.


                        By:
                           -----------------------------------------------------
                           Robert Gregory, President


Agreed and Accepted:            Date of Acceptance:                       , 2002
                                                   ------------------ ----


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

Dealer Name:
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Address:
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Accepted:
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                Signature of Principal of Dealer


          --------------------------------------------------------
                Name of Principal of Dealer (print)

Telephone No.:
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IRS Employer I.D. No.:
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Share Allocation:
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